UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/29/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

ANNUAL REPORT 8.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/29/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Ex U.S. Small Cap Index	MSCI EAFE Index
1-Year	25.06%	17.87%	19.72%	16.43%
5-Year	18.51	17.11	10.92	8.21
10-Year	15.17	14.49	10.00	7.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2014.

2      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 25.06% during the reporting period, outperforming the MSCI All Country World Ex U.S. Small Cap Index, which returned 19.72%. The Fund outperformed the Index in seven out of ten sectors during the reporting period, and received its strongest absolute results from the health care, information technology, consumer discretionary and consumer staples sectors.

It is important to note that we take a benchmark agnostic approach to managing the Fund. Our investment process is geared towards identifying future leaders and tends to rely heavily on bottom-up fundamental analysis and geographic/sector weightings are a by-product of stock selection rather than any sector, geography or macroeconomic bets.

MARKET OVERVIEW

Global equities delivered strong performance during the reporting period. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, was instrumental in this performance. The U.S. Federal Reserve finally announced in

December that it would reduce its asset purchases by $10 billion a month, and its decision to taper was met with relative calm in financial markets. However, numerous concerns remained, including economic instability in the world’s emerging markets

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

and growing geopolitical tensions in Ukraine and the Middle East.

Macroeconomic factors such as these introduce market volatility, creating risk on/risk off market environments which tend to obscure fundamentals. We look beyond macroeconomic factors and seek to identify companies that will produce above-average returns over the long term, regardless of the macroeconomic environment.

FUND REVIEW

The Fund’s top three performing holdings for the reporting period were Swedish Orphan Biovitrum AB, Kaveri Seed Co. Ltd. and Tech Mahindra Ltd. Swedish Orphan is a biotechnology company that has benefited from strong operating performance in its base business of developing and marketing drugs for orphan indications in Northern Europe, as well as pipeline including its long acting hemophilia drug, Alprolix. Kaveri Seed is a leading player in the Indian agricultural seed industry. Growing populations, global trends in diets, and stagnant or declining arable land area are among the factors driving the need to improve agricultural productivity. This is particularly true in India, where food inflation can be problematic and therefore matching supply to increasing demand is critical. The seed industry is a local business with high barriers to entry, historically making it very profitable. We believe Kaveri Seed, with strong and growing market share in crops like corn and rice, is well-positioned to potentially benefit from increasing penetration of hybrid seeds across India. Tech Mahindra is an

Indian information technology services company. The company acquired Satyam Computer Services in 2009 after Satyam’s management admitted to fraud. Tech Mahindra has successfully integrated the company and, with its highly respected management team and strong reputation of governance, has begun to restore Satyam’s potential. The combined company is highly competitive in telecommunication and other areas and is broadening into new verticals.

The most significant detractors from performance this reporting period were Blinkx plc, CDON Group AB and APR Energy plc. Blinkx is an advertising technology company with a strong presence in online video along with a video search engine technology. The company’s stock price had a sharp correction as a commissioned report by unnamed investors called into question the company’s business model and the quality of traffic on its website. We exited our position during the reporting period. CDON Group is one of the largest and best-known e-commerce brands in Scandinavia. It is a longer-term restructuring story that we believe will take some time to play out. The company’s legacy online CD and media business has been in decline and new management’s strategy is to leverage the company’s strong online brand to expand into new categories outside of media and open up the marketing and logistics platform to third-party vendors as a marketplace. Additionally, its youth fashion brand Nelly.com and workout supplies business Gymgrossisten are expanding into new geographic markets outside of

4      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Scandinavia. The change in management has been recent and we believe the turnaround is likely to take some time. In the shorter term, the stock price is likely to be volatile, but we believe there is longer-term potential in the company’s underlying businesses and expansion plans. APR Energy, based in the U.K., offers temporary power solutions on a fast-track basis to utility and industrial customers worldwide. Shares of APR Energy experienced declines due partly to concerns over its contract in Libya amid heightened geopolitical tensions there.

STRATEGY & OUTLOOK

While circumstances vary depending on industry, we are generally interested in companies that have meaningful competitive advantages, innovative technology and product offerings, defendable market positions, high quality management teams and the ability to generate returns in excess of their weighted average cost of capital.

We have a long-term investment horizon and are willing to wait for our ideas to play out. We view entry price as a key component of future returns. Therefore, we embrace volatility and seek to take advantage of attractive prices during times of adversity.

Rezo Kanovich Portfolio Manager

5      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Lonza Group AG	2.0%
Baloise Holding AG	1.8
Bank of Ireland	1.7
WuXi PharmaTech Cayman, Inc., ADR	1.5
Tech Mahindra Ltd.	1.4
Ocado Group plc	1.4
Nobel Biocare Holding AG	1.4
Grupo Catalana Occidente SA	1.3
MonotaRO Co. Ltd.	1.3
Hoshizaki Electric Co. Ltd.	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	19.0%
Japan	15.6
United States	11.7
Germany	10.8
Switzerland	10.4
India	6.1
France	4.3
Brazil	3.9
China	2.6
Sweden	2.2

Portfolio holdings and allocation are subject to change. Percentages are as of August 29, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on the total market value of investments.

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/29/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	25.06%	18.51%	15.17%
Class B (OSMBX)	11/17/97	24.12%	17.46%	14.59%
Class C (OSMCX)	11/17/97	24.14%	17.61%	14.28%
Class I (OSCIX)	12/29/11	25.59%	26.81%*	N/A
Class R (OSMNX)	3/1/01	24.74%	18.13%	14.78%
Class Y (OSMYX)	9/7/05	25.40%	18.96%	12.71%*
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/29/14
	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	17.87%	17.11%	14.49%
Class B (OSMBX)	11/17/97	19.12%	17.25%	14.59%
Class C (OSMCX)	11/17/97	23.14%	17.61%	14.28%
Class I (OSCIX)	12/29/11	25.59%	26.81%*	N/A
Class R (OSMNX)	3/1/01	23.74%	18.13%	14.78%
Class Y (OSMYX)	9/7/05	25.40%	18.96%	12.71%*
* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the MSCI All Country World Ex U.S. Small Cap Index and the MSCI EAFE Index. The MSCI All Country World Ex U.S. Small Cap Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. The MSCI EAFE Index is a broad-based index that is widely used as a measure of international stock market performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance

7      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 29, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Actual	Beginning Account Value March 1, 2014	Ending Account Value August 29, 2014	Expenses Paid During 6 Months Ended August 29, 2014
Class A	$1,000.00	$992.40	$5.88
Class B	1,000.00	988.60	9.61
Class C	1,000.00	988.80	9.62
Class I	1,000.00	994.40	3.74
Class R	1,000.00	991.20	7.17
Class Y	1,000.00	993.80	4.73

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.05	5.96
Class B	1,000.00	1,015.31	9.74
Class C	1,000.00	1,015.31	9.74
Class I	1,000.00	1,021.19	3.79
Class R	1,000.00	1,017.75	7.27
Class Y	1,000.00	1,020.19	4.80

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 29, 2014 are as follows:

Class	Expense Ratios
Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.75
Class R	1.44
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS     August 29, 2014*

	Shares	Value

Common Stocks—91.2%

Consumer Discretionary—16.8%

Distributors—0.7%
Inchcape plc	1,700,000	$19,073,994

Diversified Consumer Services—1.0%
Benesse Holdings, Inc.	326,800	11,580,067

Kroton Educacional
SA	525,205	15,731,515

		27,311,582

Hotels, Restaurants & Leisure—2.0%
J.D. Wetherspoon plc	2,354,630	29,094,937

OPAP SA	1,252,030	19,899,141

Rezidor Hotel Group AB1	1,528,259	8,531,895

		57,525,973

Household Durables—1.4%
de’Longhi SpA	1,155,706	24,590,102

SEB SA	187,770	14,782,792

		39,372,894

Internet & Catalog Retail—4.3%
ASKUL Corp.	1,387,241	33,278,951

ASOS plc[1]	295,696	13,938,035

CDON Group AB1,2	5,668,966	19,388,303

Ocado Group plc[1]	7,319,140	39,960,675

Start Today Co. Ltd.	631,458	15,062,910

		121,628,874

Media—3.8%
CTS Eventim AG &
Co. KGaA	458,924	12,781,582

Daily Mail & General
Trust plc, Cl. A	1,365,280	19,701,644

GFK SE	222,151	9,199,180

Multiplus SA	627,700	9,197,481

Next Co. Ltd.[2]	3,598,100	27,359,073

Perform Group plc[1]	151,542	513,089

Smiles SA	814,800	14,414,152

Zenrin Co. Ltd.	1,381,700	16,144,708

		109,310,909

Specialty Retail—3.2%
Dufry AG1	93,989	16,029,885

Dunelm Group plc	1,577,780	23,063,845

Jin Co. Ltd.	539,900	15,581,304

SuperGroup plc[1]	622,380	11,274,080

United Arrows Ltd.	450,700	16,518,554

USS Co. Ltd.	495,200	8,171,608

		90,639,276

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Asics Corp.	592,300	$12,134,348

Consumer Staples—5.4%

Beverages—1.4%
Britvic plc	2,759,929	31,465,030

Treasury Wine Estates
Ltd.	2,000,000	9,534,184

		40,999,214

Food & Staples Retailing—0.2%
Eurocash SA	450,732	4,860,436

Food Products—2.6%
Ariake Japan Co. Ltd.	1,044,500	24,345,858

Aryzta AG1	196,097	17,928,642

Kaveri Seed Co. Ltd.	2,029,045	30,361,144

Pescanova SA1	138,481	1,820

		72,637,464

Household Products—0.8%
Rohto Pharmaceutical
Co. Ltd.	1,557,833	22,018,705

Personal Products—0.4%
Colgate-Palmolive India Ltd.	500,000	12,706,514

Energy—0.6%

Energy Equipment & Services—0.6%
Dresser-Rand Group,
Inc.[1]	232,710	16,126,803

Financials—12.7%

Capital Markets—1.3%
CETIP SA Mercados
Organizado	1,776,220	25,907,341

EFG International AG1	849,386	9,489,334

		35,396,675

Commercial Banks—1.7%
Bank of Ireland[1]	123,071,722	49,035,511

Consumer Finance—0.3%
International Personal
Finance plc	988,443	8,485,357

Diversified Financial Services—1.5%
BM&FBovespa SA	3,607,000	21,753,183

Crisil Ltd.	287,694	9,028,265

Moscow Exchange (The)	6,538,953	11,245,887

		42,027,335

Insurance—6.3%
Amlin plc	1,859,030	13,897,869

11      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS     Continued

	Shares	Value

Insurance (Continued)

Baloise Holding AG	382,351	$49,905,052

Coface SA1	1,917,775	27,390,883

Euler Hermes Group	210,580	23,967,003

Grupo Catalana
Occidente SA	1,067,356	36,143,150

Porto Seguro SA	884,000	13,103,024

St James’s Place plc	1,303,060	15,526,502

		179,933,483

Real Estate Investment Trusts (REITs)—0.4%
Frasers Centrepoint
Trust	7,000,000	11,207,913

Thrifts & Mortgage Finance—1.2%
Aareal Bank AG	749,415	33,552,896

Health Care—21.9%

Biotechnology—3.0%
Abcam plc	2,944,180	20,726,222

ARIAD
Pharmaceuticals, Inc.[1]	1,163,100	7,234,482

Basilea
Pharmaceutica[1]	69,322	7,797,088

Galapagos NV1	192,942	3,193,554

Genmab AS1	264,960	10,584,755

Medivir AB, Cl. B1	489,887	8,849,972

Swedish Orphan
Biovitrum AB1	2,023,427	25,333,817

		83,719,890

Health Care Equipment & Supplies—6.7%
Ambu AS, Cl. B	130,531	9,418,714

Carl Zeiss Meditec AG	707,566	21,572,336

DBV Technologies SA1	503,290	14,303,129

Microport Scientific
Corp.[1]	3,724,000	2,157,517

Mindray Medical
International Ltd.,
ADR	477,910	14,929,908

Nobel Biocare Holding
AG1	2,156,579	39,296,907

Ossur HF	11,009,429	29,715,441

Oxford Immunotec
Global plc[1]	516,227	7,258,152

Sirona Dental
Systems, Inc.[1]	355,230	28,954,797

STRATEC Biomedical
AG	425,311	21,799,257

		189,406,158

Health Care Providers & Services—0.8%
Diagnosticos da
America SA	1,754,200	10,892,732

	Shares	Value

Health Care Providers & Services (Continued)

Synergy Health plc	494,560	$12,318,316

		23,211,048

Health Care Technology—0.3%
M3, Inc.	425,000	7,439,174

Life Sciences Tools & Services—7.0%
Bruker Corp.[1]	1,323,050	26,540,383

Genfit[1]	190,016	7,473,386

Lonza Group AG	487,821	55,878,394

MorphoSys AG1	261,661	24,138,259

QIAGEN NV1	672,970	16,262,320

Tecan Group AG	224,457	25,185,068

WuXi PharmaTech
Cayman, Inc., ADR[1]	1,171,934	43,384,997

		198,862,807

Pharmaceuticals—4.1%
Almirall SA1	1,030,223	16,149,844

BTG plc[1]	1,533,310	16,305,861

Hikma Pharmaceuticals plc	307,290	8,810,679

Ipsen SA	317,020	15,142,739

Nippon Shinyaku Co.
Ltd.	731,000	23,232,457

Sosei Group Corp.[1]	397,400	17,314,695

Vectura Group plc[1]	9,209,156	20,346,562

		117,302,837

Industrials—12.5%

Commercial Services & Supplies—0.4%
Bilfinger SE	166,795	12,688,803

Electrical Equipment—0.5%
Vacon plc	381,176	14,149,083

Machinery—5.5%
Aalberts Industries NV	405,736	11,246,560

Burckhardt
Compression Holding
AG	28,652	14,958,987

Hoshizaki Electric Co.
Ltd.	718,200	35,038,783

Hy-Lok Corp.	213,590	7,246,728

Metso OYJ	389,090	15,259,359

Norma Group SE	320,164	15,390,687

Rotork plc	357,903	16,382,112

Spirax-Sarco
Engineering plc	520,067	25,583,538

Vesuvius plc	1,825,197	14,104,819

		155,211,573

12      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Shares	Value

Road & Rail—0.6%
ComfortDelGro Corp. Ltd.	8,543,000	$17,165,606

Trading Companies & Distributors—4.6%
Brammer plc	3,237,310	23,125,742

Bunzl plc	915,579	25,038,539

Cramo OYJ	879,187	15,743,527

MonotaRO Co. Ltd.	1,286,100	35,867,343

SIG plc	9,645,420	29,930,423

		129,705,574

Transportation Infrastructure—0.9%
Flughafen Zuerich AG	40,209	26,299,721

Information Technology—15.2%

Electronic Equipment, Instruments, & Components—2.2%
Halma plc	1,510,810	15,517,222

Ingenico	188,530	18,113,973

Renishaw plc	529,490	14,599,114

Yokogawa Electric Corp.	1,306,500	15,083,553

		63,313,862

Internet Software & Services—2.7%
Kakaku.com, Inc.	745,986	11,703,423

Moneysupermarket.com
Group plc	6,523,390	21,181,519

SMS Co. Ltd.	241,500	6,252,011

Telecity Group plc	603,580	7,431,074

XING AG	242,811	29,757,574

		76,325,601

IT Services—6.1%
GMO Payment Gateway,
Inc.	555,600	26,675,721

Obic Co. Ltd.	717,500	24,612,068

Optimal Payments plc[1]	1,988,510	15,972,659

QIWI plc, Sponsored ADR	407,230	15,185,607

SCSK Corp.	977,708	27,951,377

Tech Mahindra Ltd.	1,045,743	40,705,818

Wirecard AG	632,532	23,639,431

		174,742,681

Semiconductors & Semiconductor Equipment—0.9%
Dialog Semiconductor plc[1]	417,145	12,300,804

Disco Corp.	139,900	8,952,712

Imagination
Technologies Group plc[1]	896,290	3,268,196

		24,521,712

	Shares	Value

Software—3.3%
Cyient Ltd.	4,447,719	$30,849,783

Nemetschek AG	261,053	26,833,883

NICE Systems Ltd., Sponsored ADR	350,930	13,830,151

SimCorp	324,106	9,558,143

Temenos Group AG	307,635	11,905,453

		92,977,413

Materials—5.0%

Chemicals—5.0%

Bayer CropScience Ltd.	486,158	19,148,998

Borregaard ASA	3,655,618	25,531,326

LANXESS AG	254,573	15,760,308

PI Industries Ltd.	2,505,318	18,653,562

Sika AG	4,969	18,798,315

Symrise AG	503,876	26,918,522

Victrex plc	586,710	16,937,554

		141,748,585

Utilities—1.1%

Gas Utilities—0.9%
ENN Energy
Holdings Ltd.	1,946,000	13,741,205

Indraprastha Gas Ltd.[1]	1,869,377	11,701,697

		25,442,902

Independent Power and Renewable Electricity Producers—0.2%
APR Energy plc	670,210	5,718,418

Total Common Stocks
(Cost $1,990,993,380)		2,585,939,604

Preferred Stock—0.6%
Sartorius AG, Preference (Cost $9,797,110)	155,698	18,501,827

Investment Company—8.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $229,090,309)	229,090,309	229,090,309

Total Investments, at Value (Cost $2,229,880,799)	99.9%	2,833,531,740

Net Other Assets (Liabilities)	0.1	3,272,884

Net Assets	100.0%	$2,836,804,624

13      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS     Continued

Footnotes to Statement of Investments

* August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions		Gross Reductions	Shares August 29, 2014
CDON Group AB	—	5,668,966		—	5,668,966
Next Co. Ltd.	952,700	3,295,200	[b]	649,800	3,598,100
Oppenheimer Institutional Money Market Fund, Cl. E	38,265,239	709,934,366		519,109,296	229,090,309

		Value		Income	Realized Loss
CDON Group AB		$19,388,303		$—	$—
Next Co. Ltd.		27,359,073		151,790	839,396
Oppenheimer Institutional Money Market Fund, Cl. E		229,090,309		194,686	—

Total		$275,837,685		$346,476	$839,396

a. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

b. All or a portion is the result of a corporate action.

3. Rate shown is the 7-day yield as of August 29, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$539,293,628	19.0%
Japan	442,319,400	15.6
United States	330,390,533	11.7
Germany	304,835,349	10.8
Switzerland	293,472,847	10.4
India	173,155,782	6.1
France	121,173,906	4.3
Brazil	110,999,427	3.9
China	74,213,626	2.6
Sweden	62,103,986	2.2
Spain	52,294,814	1.8
Ireland	49,035,511	1.7
Finland	45,151,968	1.6
Iceland	29,715,441	1.0
Denmark	29,561,612	1.0
Singapore	28,373,519	1.0
Netherlands	27,508,880	1.0
Norway	25,531,326	0.9
Italy	24,590,102	0.9
Greece	19,899,142	0.7
Israel	13,830,151	0.5
Russia	11,245,888	0.4
Australia	9,534,184	0.3

14      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Geographic Holdings (Continued)	Value	Percent

South Korea	7,246,727	0.3
Poland	4,860,436	0.2
Belgium	3,193,555	0.1

Total	$2,833,531,740	100.0%

See accompanying Notes to Financial Statements.

15      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES     August 29, 20141

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,958,221,658)	$2,557,694,055
Affiliated companies (cost $271,659,141)	275,837,685

2,833,531,740

Cash	3,004,273

Cash—foreign currencies (cost $3,218,654)	3,222,068

Receivables and other assets:
Shares of beneficial interest sold	5,134,173
Investments sold	4,621,353
Dividends	3,592,897
Other	523,869

Total assets	2,853,630,373

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	6,175,904
Investments purchased	6,077,394
Foreign capital gains tax	3,851,517
Distribution and service plan fees	286,094
Trustees’ compensation	275,899
Shareholder communications	10,386
Other	148,555

Total liabilities	16,825,749

Net Assets	$2,836,804,624

Composition of Net Assets
Paid-in capital	$2,481,961,254

Accumulated net investment income	8,094,401

Accumulated net realized loss on investments and foreign currency transactions	(253,000,991)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	599,749,960

Net Assets	$2,836,804,624

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

16      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,076,375,899 and 31,733,313 shares of beneficial interest outstanding)	$33.92
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.99

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,523,505 and 389,975 shares of beneficial interest outstanding)	$32.11

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $193,528,543 and 6,103,594 shares of beneficial interest outstanding)	$31.71

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $893,125,419 and 26,451,280 shares of beneficial interest outstanding)	$33.76

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,081,581 and 1,200,623 shares of beneficial interest outstanding)	$32.55

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $622,169,677 and 18,457,724 shares of beneficial interest outstanding)	$33.71

See accompanying Notes to Financial Statements.

17      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS      For the Year Ended August 29, 20141

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,564,277)	$36,487,391
Affiliated companies (net of foreign withholding taxes of $16,866)	346,476

Interest	20,961

Other income	4,875

Total investment income	36,859,703

Expenses
Management fees	16,383,002

Distribution and service plan fees:
Class A	2,235,370
Class B	135,425
Class C	1,602,391
Class R2	177,713

Transfer and shareholder servicing agent fees:
Class A	2,024,632
Class B	29,798
Class C	353,847
Class I	235,826
Class R2	78,761
Class Y	783,187

Shareholder communications:
Class A	20,175
Class B	691
Class C	3,773
Class I	524
Class R2	581
Class Y	5,411

Custodian fees and expenses	326,264

Trustees’ compensation	41,596

Other	111,297

Total expenses	24,550,264
Less waivers and reimbursements of expenses	(239,222)

Net expenses	24,311,042

Net Investment Income	12,548,661

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

18      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS     Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $431,091)	$122,684,282
Affiliated companies	(839,396)
Foreign currency transactions	(14,108)

Net realized gain	121,830,778

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $2,812,430)	267,336,192
Translation of assets and liabilities denominated in foreign currencies	2,457,275

Net change in unrealized appreciation/depreciation	269,793,467

Net Increase in Net Assets Resulting from Operations	$404,172,906

See accompanying Notes to Financial Statements.

19      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSET

	Year Ended	Year Ended
	August 29, 2014[1]	August 30, 2013[1]

Operations
Net investment income	$12,548,661	$11,595,613

Net realized gain	121,830,778	52,766,425

Net change in unrealized appreciation/depreciation	269,793,467	276,909,057

Net increase in net assets resulting from operations	404,172,906	341,271,095

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,642,189)	(5,377,739)
Class B	—	(12,800)
Class C	(371,694)	(379,055)
Class I	(7,722,817)	(19,831)
Class R2	(160,920)	(209,691)
Class Y	(2,098,089)	(6,767,006)

	(15,995,709)	(12,766,122)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	322,222,833	(3,750,758)
Class B	(2,616,513)	(4,484,350)
Class C	61,214,573	4,147,977
Class I	174,456,675	525,096,921
Class R2	4,522,854	(4,035,438)
Class Y	472,918,651	(393,167,487)

	1,032,719,073	123,806,865

Net Assets
Total increase	1,420,896,270	452,311,838

Beginning of period	1,415,908,354	963,596,516

End of period (including accumulated net investment income of $8,094,401 and $1,168,762, respectively)	$2,836,804,624	$1,415,908,354

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 29,	August 30,	August 31,	August 31,	August 31,
Class A	2014 [1]	2013 [1]	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$27.32	$20.56	$21.90	$19.70	$17.57

Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.20	0.12	(0.01)	(0.03)
Net realized and unrealized gain (loss)	6.69	6.81	(0.55)	4.37	2.86

Total from investment operations	6 .83	7.01	(0.43)	4.36	2.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.25)	(0.91)	(2.16)	(0.70)

Net asset value, end of period	$33.92	$27.32	$20.56	$21.90	$19.70

Total Return, at Net Asset Value[3]	25.06%	34.40%	(1.39)%	21.27%	16.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,076,376	$593,624	$454,037	$552,604	$566,559

Average net assets (in thousands)	$922,903	$517,067	$476,217	$658,653	$616,135

Ratios to average net assets:[4]
Net investment income (loss)	0.42%	0.83%	0.61%	(0.03)%	(0.13)%
Total expenses[5]	1.20%	1.24%	1.29%	1.23%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.24%	1.29%	1.22%	1.28%

Portfolio turnover rate	18%	25%	46%	122%	107%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.21%
Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%
Year Ended August 31, 2010	1.28%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS     Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 29,	August 30,	August 31,	August 31,	August 31,
Class B	2014 [1]	2013 [1]	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$25.87	$19.47	$20.59	$18.63	$16.68

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.03)	(0.08)	(0.23)	(0.20)
Net realized and unrealized gain (loss)	6.37	6.45	(0.43)	4.14	2.72

Total from investment operations	6.24	6.42	(0.51)	3.91	2.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.61)	(1.95)	(0.57)

Net asset value, end of period	$32.11	$25.87	$19.47	$20.59	$18.63

Total Return, at Net Asset Value[3]	24.12%	33.01%	(2.10)%	20.07%	15.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,523	$12,246	$13,160	$29,111	$39,428

Average net assets (in thousands)	$13,627	$12,556	$18,009	$40,509	$46,429

Ratios to average net assets:[4]
Net investment loss	(0.43)%	(0.13)%	(0.40)%	(1.03)%	(1.08)%
Total expenses[5]	1.96%	2.29%	2.40%	2.20%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	2.13%	2.17%	2.18%	2.20%

Portfolio turnover rate	18%	25%	46%	122%	107%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%
Year Ended August 31, 2010	2.27%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 29,	August 30,	August 31,	August 31,	August 31,
Class C	2014 [1]	2013 [1]	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$25.61	$19.30	$20.56	$18 .61	$16.65

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	0.02	(0.03)	(0.17)	(0.17)
Net realized and unrealized gain (loss)	6.28	6.39	(0.49)	4.12	2.71

Total from investment operations	6.18	6.41	(0.52)	3.95	2.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.10)	(0.74)	(2.00)	(0.58)

Net asset value, end of period	$31.71	$25.61	$19.30	$20.56	$18.61

Total Return, at Net Asset Value[3]	24.14%	33.33%	(2.07)%	20.30%	15.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,529	$104,547	$76,156	$96,197	$102,571

Average net assets (in thousands)	$161,291	$88,338	$81,613	$115,526	$111,524

Ratios to average net assets:[4]
Net investment income (loss)	(0.34)%	0.07%	(0.14)%	(0.79)%	(0.91)%
Total expenses[5]	1.96%	2.02%	2.04%	1.99%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	2.02%	2.04%	1.98%	2.07%

Portfolio turnover rate	18%	25%	46%	122%	107%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1 .97%
Year Ended August 30, 2013	2 .02%
Year Ended August 31, 2012	2 .04%
Year Ended August 31, 2011	2 .00%
Year Ended August 31, 2010	2 .07%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS     Continued

	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Period Ended August 31, 2012 [2]
Class I

Per Share Operating Data
Net asset value, beginning of period	$27.17	$20.40	$18.38

Income (loss) from investment operations:
Net investment income[3]	0.26	0.30	0.15
Net realized and unrealized gain	6.66	6.83	1.87

Total from investment operations	6.92	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.36)	0.00

Net asset value, end of period	$33.76	$27.17	$20.40

Total Return, at Net Asset Value[4]	25.59%	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$893,125	$571,154	$1,093

Average net assets (in thousands)	$787,902	$114,975	$293

Ratios to average net assets:[5]
Net investment income	0.81%	1.15%	1.20%
Total expenses[6]	0.77%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.83%	0.83%

Portfolio turnover rate	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0.78%
Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Class R

Per Share Operating Data
Net asset value, beginning of period	$26.22	$19.75	$21.03	$18.98	$16.97

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.12	0.05	(0.09)	(0.09)
Net realized and unrealized gain (loss)	6.44	6.53	(0.51)	4.23	2.76

Total from investment operations	6.48	6.65	(0.46)	4.14	2.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.18)	(0.82)	(2.09)	(0.66)

Net asset value, end of period	$32.55	$26.22	$19.75	$21.03	$18.98

Total Return, at Net Asset Value[3]	24.74%	33.90%	(1.67)%	20.88%	15.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,082	$27,641	$24,303	$30,562	$36,199

Average net assets (in thousands)	$35,888	$26,402	$25,519	$40,162	$40,738

Ratios to average net assets:[4]
Net investment income (loss)	0.13%	0.50%	0.28%	(0.39)%	(0.48)%
Total expenses[5]	1.46%	1.57%	1.62%	1.56%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.57%	1.62%	1.55%	1.62%

Portfolio turnover rate	18%	25%	46%	122%	107%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.47%
Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%
Year Ended August 31, 2010	1.63%

See accompanying Notes to Financial Statements.

25       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS     Continued

Class Y	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$27.14	$20.45	$21.81	$19.62	$17.49

Income (loss) from investment operations:
Net investment income[2]	0.26	0.32	0 .22	0.09	0.07
Net realized and unrealized gain (loss)	6.61	6.73	(0.57)	4.36	2.83

Total from investment operations	6.87	7.05	(0.35)	4.45	2.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.36)	(1.01)	(2.26)	(0.77)

Net asset value, end of period	$33.71	$27.14	$20.45	$21.81	$19.62

Total Return, at Net Asset Value[3]	25.40%	34.85%	(0.95)%	21.77%	16.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$622,170	$106,696	$394,848	$408,243	$445,179

Average net assets (in thousands)	$357,072	$429,700	$381,371	$584,364	$393,600

Ratios to average net assets:[4]
Net investment income	0.79%	1.35%	1.12%	0.39%	0.36%
Total expenses[5]	0.96%	0.83%	0.82%	0.83%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .95%	0.83%	0.82%	0.82%	0.86%

Portfolio turnover rate	18%	25%	46%	122%	107%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0 .97%
Year Ended August 30, 2013	0 .83%
Year Ended August 31, 2012	0 .82%
Year Ended August 31, 2011	0 .84%
Year Ended August 31, 2010	0 .86%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     August 29, 2014

1. Significant Accounting Policies

Oppenheimer International Small Company Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of August 31, 2014, approximately 28.3% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Periods. The last day of the Fund’s fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end

27      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

28      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$17,006,156	$—	$254,657,123	$591,190,594

1. As of August 29, 2014, the Fund had $254,657,123 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$ 78,067,994
2018	168,642,989
2019	7,946,140
Total	$ 254,657,123

2. During the fiscal year ended August 29, 2014, the Fund utilized $111,033,724 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 30, 2013, the Fund utilized $51,353,721 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 29, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$10,372,687	$10,372,687

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

29      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

	Year Ended August 31, 2014	Year Ended August 31, 2013

Distributions paid from:
Ordinary income	$15,995,709	$12,766,122

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,238,440,165
Gross unrealized appreciation	$703,091,857
Gross unrealized depreciation	(111,901,263)
Net unrealized appreciation	$591,190,594

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 29, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,007
Payments Made to Retired Trustees	13,808
Accumulated Liability as of August 29, 2014	128,830

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset

30      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

31      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

32      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

33      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$476,997,850	$—	$476,997,850
Consumer Staples	—	153,220,513	1,820	153,222,333
Energy	16,126,803	—	—	16,126,803
Financials	—	359,639,170	—	359,639,170
Health Care	144,565,039	475,376,875	—	619,941,914
Industrials	—	355,220,360	—	355,220,360
Information Technology	29,015,758	402,865,511	—	431,881,269
Materials	—	141,748,585	—	141,748,585
Utilities	—	31,161,320	—	31,161,320

34      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Preferred Stock	$—	$18,501,827	$—	$18,501,827
Investment Company	229,090,309	—	—	229,090,309

Total Assets	$418,797,909	$2,414,732,011	$1,820	$2,833,531,740

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*,	Transfers into Level 3*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(1,830)	$1,830

Total Assets	$(1,830)	$1,830

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 29, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	19,514,128	$635,879,037	4,929,750	$123,046,165
Dividends and/or distributions reinvested	169,507	5,293,705	225,139	5,018,350
Redeemed	(9,680,229)	(318,949,909)	(5,503,194)	(131,815,273)

Net increase (decrease)	10,003,406	$322,222,833	(348,305)	$(3,750,758)

Class B
Sold	101,876	$3,100,050	63,142	$1,520,870
Dividends and/or distributions reinvested	—	—	588	12,488
Redeemed	(185,260)	(5,716,563)	(266,134)	(6,017,708)

Net decrease	(83,384)	$(2,616,513)	(202,404)	$(4,484,350)

35      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended August 29, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount

Class C
Sold	2,856,469	$86,687,134	937,273	$22,127,473
Dividends and/or distributions reinvested	11,173	327,926	15,863	333,279
Redeemed	(846,475)	(25,800,487)	(815,821)	(18,312,775)

Net increase	2,021,167	$61,214,573	137,315	$4,147,977

Class I
Sold	7,476,386	$241,546,782	21,409,874	$536,846,932
Dividends and/or distributions reinvested	249,198	7,722,635	888	19,636
Redeemed	(2,296,069)	(74,812,742)	(442,564)	(11,769,647)

Net increase	5,429,515	$174,456,675	20,968,198	$525,096,921

Class R1
Sold	481,572	$15,067,721	260,150	$6,187,136
Dividends and/or distributions reinvested	5,250	157,591	9,538	204,482
Redeemed	(340,457)	(10,702,458)	(446,177)	(10,427,056)

Net increase (decrease)	146,365	$4,522,854	(176,489)	$(4,035,438)

Class Y
Sold	18,225,483	$595,053,057	8,241,740	$193,481,683
Dividends and/or distributions reinvested	60,821	1,884,243	302,422	6,683,532
Redeemed	(3,759,203)	(124,018,649)	(23,918,159)	(593,332,702)

Net increase (decrease)	14,527,101	$472,918,651	(15,373,997)	$(393,167,487)

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 29, 2014 were as follows:

	Purchases	Sales

Investment securities	$1,196,865,310	$369,009,843

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

36      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

37      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS     Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 29, 2014	$454,253	$27,735	$11,070	$31,537	$1,476

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 29, 2014, the Manager waived fees and/or reimbursed the Fund $239,222 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these

38      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

6. Pending Litigation (Continued)

actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

39      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Small Company Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 29, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 29, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 29, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 14, 2014

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FEDERAL INCOME TAX INFORMATION     Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended August 29, 2014 are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $30,336,155 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 29, 2014, the maximum amount allowable but not less than $92,032 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,322,131 of foreign income taxes were paid by the Fund during the fiscal year ended August 29, 2014. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $20,751,055 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

41      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS (AS OF 9/30/14)     Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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TRUSTEES AND OFFICERS     Unaudited / Continued

David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

44      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

45      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS     Unaudited / Continued

Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January

46      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

William F. Glavin, Jr., Continued

2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kanovich, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rezo Kanovich, Vice President (since 2012) Year of Birth: 1975	Vice President of the Sub-Adviser (since May 2009). Senior Portfolio Manager (since January 2012). Senior Research Analyst of the Sub-Adviser (2007-2012) and a Research Analyst of the Sub-Adviser (2005-2007). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

47      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS     Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

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The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

49      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER

INTERNATIONAL SMALL COMPANY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

50      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE     Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OppenheimerFunds™
THE RIGHT WAY TO INVEST

Scan the code below with your smartphone or visit us at **oppenheimerfunds.com/investors** for a video preview of our new website. You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0815.001.0814 October 20, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,100 in fiscal 2014 and $25,600 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,074,824 in fiscal 2014 and $566,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,985 in fiscal 2014 and $7,213 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $336,709 in fiscal 2014 and $492,036 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,413,518 in fiscal 2014 and $1,065,829 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014